Exhibit 99.1

Lehigh Gas Partners LP Reports Fourth Quarter and Full Year 2012 Results

ALLENTOWN, PA (March 25 , 2013) -Lehigh Gas Partners LP (NYSE: LGP), (the “Partnership,” “we,” or “us,” ) a wholesale distributor of motor fuels and an owner and lessee of real estate used in the retail distribution of motor fuels, today reported actual and pro forma results for the quarter ended December 31, 2012.

The Partnership completed its initial public offering of common units representing limited partnership interests on October 30, 2012, and is providing certain actual and pro forma results for the three and 12 month periods ended December 31, 2012.  The Partnership has included pro forma statements of operations and operating statistics which reflect the activities of the Partnership as if the Offering and related formation transactions had occurred on January 1, 2012. Additional detail regarding our pro forma adjustments is included in the attached statements. Since the Partnership did not have comparable pro forma reporting periods in 2011, comparative results for the Partnership are not available for the three and 12 month period ending December 31, 2012.

Pro Forma Fourth Quarter 2012 Results

Pro forma net loss from continuing operations for the fourth quarter 2012 totaled ($1.1) million or ($0.07) per common unit.  Pro forma EBITDA for the quarter totaled $6.4 million and pro forma distributable cash flow amounted to $3.2 million or $0.21 per common unit.  Included in these amounts is approximately $7.7 million in expenses in selling, general and administrative expenses related to our initial public offering and formation transactions and the two transactions we closed during the quarter, both of which are discussed in greater detail below.  In addition, the pro forma fourth quarter results also include a non-cash $571 thousand loss due to the write-off of unamortized fees and expenses associated with the credit facility of our predecessor that was incurred upon the execution of our new credit facility at the time of our initial public offering.  Please refer to the section included herein under the heading “Non-GAAP Financial Measures of “EBITDA”, “Adjusted EBITDA” and “Distributable Cash Flow” for a discussion of our use of non-GAAP adjusted financial information.

“We are extremely pleased by the strong financial performance of the Partnership in its initial quarter as a public company,” said Chairman and CEO Joe Topper.  “Overall, it was an incredibly active quarter.  We successfully completed our IPO and closed two transactions prior to year end.  The Partnership finished the year in a strong financial position and expects the recently completed transactions to increase our cash flow in the coming year.  We continue to look for attractive acquisition opportunities and are looking forward to our first full year as a public company,” Topper added.

Pro forma total revenue amounted to $467.0 million for the quarter ended December 31, 2012, including $459.6 million of aggregate revenues from fuel sales, which includes revenues from fuel sales to affiliates, and $7.3 million of aggregate rental income, which includes rental income from affiliates. The aggregate gross profit from fuel sales amounted to $14.2 million for the quarter.   During the quarter, we distributed 153.1 million gallons of fuel resulting in a $3.002 average selling price per gallon and a $0.093 average margin per gallon.

Total expenses amounted to $463.6 million for the quarter ended December 31, 2012, including rent expense of $3.3 million, operating expenses of $0.8 million, depreciation and amortization of $4.3 million, and selling, general and administrative expenses of $10.3 million. Included in the selling, general and administrative expenses for the quarter is $6.8 million in expenses related to our initial public offering and formation transactions that were incurred by Lehigh Gas Corporation, the manager of our general partner, on behalf of LGP and for which LGP reimbursed Lehigh Gas Corporation subsequent to the closing of our initial public offering.  In addition, the selling, general and administrative expenses for the quarter also included approximately $0.9 million in transaction expenses related to the previously announced

Dunmore Oil Company, Inc. and JoJo Oil Company, Inc. (collectively, “Dunmore”) and Express Lane, Inc. (“Express Lane”) transactions which closed on December 24 during the fourth quarter.

Included in the pro forma results and actual results for the fourth quarter and full year 2012 are seven days of contribution from the Dunmore and Express Lane transactions.

Fourth Quarter 2012 Reported Financial Results

Net income for the full quarter was $4.0 million, which includes the results of Lehigh Gas Entities, our accounting predecessor (Predecessor), from October 1, 2012 through October 30, 2012 and the Partnership for the 61 day period from October 31, 2012 to December 31, 2012.  Limited partners’ interest in net loss subsequent to the closing of the initial public offering on October 30, 2012, representing a 61 day period, was ($1.4) million or ($0.09) per common unit.  EBITDA totaled $11.7 million for the full quarter.  For the 61 day period of the Partnership’s operations, EBITDA was $3.5 million and distributable cash flow was $1.0 million or $0.07 per common unit.

Full Year 2012 Pro Forma Financial Results

For the twelve month period ending December 31, 2012, pro forma net income from continuing operations amounted to $12.2 million or $0.81 per common unit, pro forma EBITDA totaled $37.9 million, and pro forma distributable cash flow amounted to $24.5 million or $1.63 per common unit.

Pro forma total revenue amounted to $1,838.0 million for the twelve months ended December 31, 2012, including $1,812.7 million of aggregate revenues from fuel sales, which includes revenues from fuel sales to affiliates, and $25.2 million of aggregate rental income, which includes rental income from affiliates. The aggregate gross profit from fuel sales amounted to $41.4 million for the twelve months ended December 31, 2012. During this same period, we distributed 591.3 million gallons of fuel resulting in a $3.065 average selling price per gallon and a $0.070 average margin per gallon.

Total expenses amounted to $1,816.0 million for the twelve months ended December 31, 2012, including rent expense of $11.5 million, operating expenses of $3.2 million, depreciation and amortization of $15.7 million, and selling, general and administrative expenses of $17.8 million. Included in the selling, general and administrative expenses is approximately $7.6 million in IPO and transaction related expenses as discussed previously.

Full Year 2012 Actual Results

Net income for the full year was $1.8 million, which includes the results of Lehigh Gas Entities, our accounting predecessor (Predecessor), from January 1, 2012 through October 30, 2012 and the Partnership for the 61 day period from October 31, 2012 to December 31, 2012.   Limited partners’ interest in net loss subsequent to the closing of the initial public offering on October 30, 2012, representing an 61 day period, was $(1.4) million, or $ (0.09) per common unit.  EBITDA totaled $31.8 million for the full year.  For the 61 day period of the Partnership’s operations, EBITDA was $3.5 million and distributable cash flow was $1.0 million or $0.07 per common unit.

Acquisition and Financing Activity

During the quarter, the Partnership completed two previously announced transactions, the Dunmore and Express Lane transactions.  The Dunmore transaction purchase price was $29.0 million and the transaction closed on December 24, 2012.  The transaction consisted of 24 sites located in the metro Scranton and Wilkes Barre, Pennsylvania area.  In 2011, the sites sold 28 million gallons of motor fuel.  Concurrent with the transaction closing, the Partnership entered into a lease agreement for the 24 sites which will generate initially approximately $1.7 million annually in net rental income.  The Express Lane transaction purchase price was $45.4 million, including working capital adjustments, and the transaction also closed on December 24, 2012.  The transaction consisted of 45 sites located in the Panama City and Tallahassee, Florida region.  The sites sold 42 million gallons of motor fuel in 2011.   Concurrent with the transaction closing, the Partnership entered into a lease agreement on the 45 sites which will generate initially approximately $4.6 million annually in net rental income. The results of these transactions post the respective closing dates are included in our reported and pro forma financial results for the period.  Both transactions were purchased for cash and financed through draws on our revolving credit facility.

As previously reported, concurrent with the closing of our initial public offering, the Partnership closed on a new $249 million senior secured revolving credit facility. The credit facility matures in 2015 and may be expanded, subject to certain conditions, by an additional $75 million.  As of December 31, 2012, we had $183.8 million of outstanding borrowings and $51.3 million available for borrowing, net of outstanding borrowings and letters of credit, under the Partnership’s credit facility.

Distributions to Unitholders

The Partnership paid a cash distribution of $0.2948 per unit on all of its outstanding units on February 15, 2013 for the fourth quarter of 2012.  This cash distribution represents a prorated amount that, on an equivalent, full-quarter basis, is equal to Lehigh Gas Partners’ minimum quarterly distribution of $0.4375 per unit per quarter ($1.75 per unit on an annualized basis). The prorated amount corresponds to the 61 day period from the closing date of Lehigh Gas Partners’ initial public offering on October 30, 2012 through the end of its fiscal quarter on December 31, 2012

Fourth Quarter Earnings Call

The management team of the Partnership will hold a conference call on Tuesday, March 26, 2013 at 9:30 AM EDT to discuss the fourth quarter results.  The dial-in information for the call is

Live Dial-in Information:

Primary Dial-in #:	866-270-6057
Secondary Dial-in#:	617-213-8891
Participant Passcode:	68734791
Preregistration:	No

Replay Dial-in Information

Available From:	3/26/2013 11:30 AM ET
Available To:	4/9/2013 11:59 PM ET
Primary Dial-in #:	888-286-8010
Secondary Dial-in #:	617-801-6888

About Lehigh Gas Partners LP

Allentown, PA based Lehigh Gas Partners LP is a publicly-traded partnership engaged in the wholesale distribution of motor fuels, consisting of gasoline and diesel fuel, and is the owner and lessee of real estate used in the retail distribution of motor fuels.  Lehigh Gas Partners owns and leases sites located in Pennsylvania, New Jersey, Ohio, New York, Massachusetts, Kentucky, New Hampshire, Florida and Maine. Since Lehigh Gas Corp (our predecessor) was founded in 1992, our business has generated revenues from the wholesale distribution of motor fuels to gas stations, truck stops and toll road plazas and from real estate leases.

Investor Contact:

Karen Yeakel

Vice President, Investor Relations

Lehigh Gas Partners

610-625-8126

kyeakel@lehighgas.com

Media Contact:

Jeff Vaughan

President

Vaughan Communications Group

610-533-4264

jv@voncom.com

Forward Looking and Cautionary Statements

This press release and oral statements made regarding the subjects of this release may contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, or the Reform Act, which may include, but are not limited to, statements regarding our plans, objectives, expectations and intentions and other statements that are not historical facts, including statements identified by words such as “outlook,” “intends,” “plans,” “estimates,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “anticipates,” “foresees,” or the negative version of these words or other comparable expressions.  All statements addressing operating performance, events, or developments that the Partnership expects or anticipates will occur in the future, including statements relating to revenue growth and earnings or earnings per unit growth, as well as statements expressing optimism or pessimism about future operating results, are forward-looking statements within the meaning of the Reform Act. The forward-looking statements are based upon our current views and assumptions regarding future events and operating performance and are inherently subject to significant business, economic and competitive uncertainties and contingencies and changes in circumstances, many of which are beyond our control.  The statements in this press release are made as of the date of this press release, even if subsequently made available by us on our website or otherwise.  We do not undertake any obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.

Although the Partnership does not make forward-looking statements unless it believes it has a reasonable basis for doing so, the Partnership cannot guarantee their accuracy. Achieving the results described in these statements involves a number of risks, uncertainties and other factors that could cause actual results to differ materially, including the factors discussed in this report and those described in the “Risk Factors” section of the Partnership’s Prospectus filed on October 26, 2012, with the Securities and Exchange Commission as well as in the Partnership’s other filings with the Securities and Exchange Commission.  No undue reliance should be placed on any forward-looking statements.

Lehigh Gas Partners LP

Pro Forma Combined Statements of Operations

For the Three Months and Year Ended December 31, 2012

(unaudited)

($ in thousands, except per unit amounts)

	Lehigh Gas Partners LP Pro Forma Statement of Operations For the 3 month period ending December 31, 2012 (unaudited)	Lehigh Gas Partners LP Pro Forma Statement of Operations For the 12 month period ending December 31, 2012 (unaudited)
Revenues:
Revenues from fuel sales	248,178	1,077,652
Revenues from fuel sales to affiliates	211,460	735,062
Rental income	2,912	11,138
Rental income from affiliates	4,426	14,109
Revenues from retail merchandise and other	4	14
Total revenues	466,980	1,837,975

Costs and expenses:
Cost of revenues from fuel sales	240,648	1,052,320
Cost of revenues from fuel sales to affiliates	204,784	719,016
Rent expense	3,263	11,549
Operating expenses	798	3,222
Depreciation and amortization	4,269	15,705
Selling, general and administrative expenses	10,330	17,755
(Gain) on sale of assets	(471)	(3,590)
Total costs and operating expenses	463,621	1,815,977
Operating income	3,359	21,998
Interest expense, net	(2,849)	(9,409)
Loss on extinguishment of debt	(571)	(571)
Other (expense) income, net	(636)	801
(Loss) income from continuing operations	(697)	12,819
Income tax expense from continuing operations	(367)	(592)
(Loss) net income from continuing operations	(1,064)	12,227

Pro forma (loss) net income from continuing operations allocated to common units	(532)	6,114
Pro forma (loss) net income from continuing operations allocated to subordinated units	(532)	6,114
Pro forma (loss) net income from continuing operations per common unit - basic and diluted	(0.07)	0.81
Pro forma (loss) net income from continuing operations per subordinated unit - basic and diluted	(0.07)	0.81
Weighted average limited partners’ units outstanding - basic and diluted:
Common units	7,525,000	7,525,000
Subordinated units	7,525,000	7,525,000

Pro Forma Supplemental Operating Metrics - ($ in thousands, except per gallon amounts)

	Lehigh Gas Partners LP Pro Forma Three Month period ending December 31, 2012 (unaudited)	Lehigh Gas Partners LP Pro Forma Twelve Month period ending December 31, 2012 (unaudited)

Revenues from fuel sales	248,178	1,077,652
Revenues from fuel sales to affiliates	211,460	735,062
Revenue from fuel sales - aggregate	459,638	1,812,714

Cost of revenues from fuel sales	240,648	1,052,320
Cost of revenues from fuel sales to affiliates	204,784	719,016
Cost of revenue from fuel sales - aggregate	445,432	1,771,336

Gross profit from fuel sales - aggregate	14,206	41,378

Volume of gallons distributed (in millions)	153.1	591.3
Selling price per gallon	3.002	3.065
Margin per gallon	0.093	0.070

Capital Expenditures - Maintenance	725	1,989
Capital Expenditures - Expansion	75,523	76,023

Site Count

As of December 31, 2012, we distributed motor fuels to the following classes of business:

• 229 sites operated by Independent Dealers;

• 360 sites owned or leased by us that are operated by LGO;

• 151 sites owned or leased by us and operated by Lessee Dealers; and

• 67 sites distributed through six Sub-Wholesalers

Lehigh Gas Partners LP

Period October 31, 2012 to December 31, 2012

Lehigh Gas Entities (Predecessor)

Period October 1, 2012 to October 30, 2012

Statement of Operations

(unaudited)

($ in thousands, except per unit amounts)

	Lehigh Gas Partners LP Consolidated Statement of Operations for the Period October 31 to December 31, 2012 (unaudited)	Lehigh Gas Entities (Predecessor) Statement of Operations for the Period October 1 to October 30, 2012 (unaudited)	Total Combined Statement of Operations for the 3 months ended December 31, 2012 (unaudited)
Revenues:
Revenues from fuel sales	161,319	88,664	249,983
Revenues from fuel sales to affiliates	145,168	68,856	214,024
Rental income	1,950	1,068	3,018
Rental income from affiliates	3,228	720	3,948
Revenues from retail merchandise and other	—	4	4
Total revenues	311,665	159,312	470,977

Costs and expenses:
Cost of revenues from fuel sales	156,815	85,550	242,365
Cost of revenues from fuel sales to affiliates	139,736	67,722	207,458
Rent expense	2,045	1,237	3,282
Operating expenses	541	(288)	253
Depreciation and amortization	2,551	1,782	4,333
Selling, general and administrative expenses	9,676	(4,469)	5,207
(Gain) on sale of assets	(471)	—	(471)
Total costs and operating expenses	310,893	151,534	462,427
Operating income	772	7,778	8,550
Interest expense, net	(1,926)	(1,088)	(3,014)
Loss on extinguishment of debt	—	(571)	(571)
Other (expense) income, net	140	(776)	(636)
(Loss) income from continuing operations	(1,014)	5,343	4,329
Income tax expense from continuing operations	(342)	—	(342)
(Loss) net income from continuing operations	(1,356)	5,343	3,987
Income (loss) from discontinued operations	—	9	9
Net Income (loss)	(1,356)	5,352	3,996
Pro forma (loss) net income from continuing operations allocated to common units	(678)
Pro forma (loss) net income from continuing operations allocated to subordinated units	(678)
Pro forma (loss) net income from continuing operations per common unit - basic and diluted	(0.09)
Pro forma (loss) net income from continuing operations per subordinated unit - basic and diluted	(0.09)
Weighted average limited partners’ units outstanding - basic and diluted:
Common units	7,525,000
Subordinated units	7,525,000

Lehigh Gas Partners LP

Period October 31, 2012 to December 31, 2012

Lehigh Gas Entities (Predecessor)

Period January 1, 2012 to October 30, 2012

Statement of Operations

(unaudited)

($ in thousands, except per unit amounts)

	Lehigh Gas Partners, LP Consolidated Statement of Operations for the Period October 31, to December 31, 2012 (unaudited)	Lehigh Gas Entities (Predecessor) Statement of Operations for the Period January 1 to October 30, 2012 (unaudited)	Total Combined Statement of Operations for the 12 months ended December 31, 2012 (unaudited)
Revenues:
Revenues from fuel sales	161,319	935,241	1,096,560
Revenues from fuel sales to affiliates	145,168	621,139	766,307
Rental income	1,950	10,336	12,286
Rental income from affiliates	3,228	5,708	8,936
Revenues from retail merchandise and other	—	14	14
Total revenues	311,665	1,572,438	1,844,103

Costs and expenses:
Cost of revenues from fuel sales	156,815	914,221	1,071,036
Cost of revenues from fuel sales to affiliates	139,736	609,371	749,107
Rent expense	2,045	9,563	11,608
Operating expenses	541	4,734	5,275
Depreciation and amortization	2,551	13,773	16,324
Selling, general and administrative expenses	9,676	9,811	19,487
(Gain) on sale of assets	(471)	(3,119)	(3,590)
Total costs and operating expenses	310,893	1,558,354	1,869,247
Operating income	772	14,084	14,856
Interest expense, net	(1,926)	(11,369)	(13,295)
Loss on extinguishment of debt	—	(571)	(571)
Other (expense) income, net	140	661	801
(Loss) income from continuing operations	(1,014)	2,805	1,791
Income tax expense from continuing operations	(342)	—	(342)
(Loss) net income from continuing operations	(1,356)	2,805	1,449
Income (loss) from discontinued operations	—	309	309
Net Income (loss)	(1,356)	3,114	1,758
Pro forma (loss) net income from continuing operations allocated to common units	(678)
Pro forma (loss) net income from continuing operations allocated to subordinated units	(678)
Pro forma (loss) net income from continuing operations per common unit - basic and diluted	(0.09)
Pro forma (loss) net income from continuing operations per subordinated unit - basic and diluted	(0.09)
Weighted average limited partners’ units outstanding - basic and diluted:
Common units	7,525,000
Subordinated units	7,525,000

Lehigh Gas Partners LP

Condensed Consolidated Balance Sheet

December 31, 2012

($ in thousands)

(unaudited)
Assets
Current assets:
Cash and cash equivalents	4,768
Accounts receivable, net	3,700
Accounts receivable from affiliates	8,112
Other current assets	4,353
Total current assets	20,933
Property and equipment, net	243,022
Intangible assets, net	35,602
Deferred financing fees, net and other assets	10,617
Goodwill	5,636
Total assets	315,810
Liabilities and partners’ capital
Current liabilities:
Current portion of long-term debt, net	—
Current portion of financing obligations	2,187
Accounts payable	14,238
Fuel taxes payable	9,455
Income tax payable	342
Accrued expenses and other current liabilities	3,890
Total current liabilities	30,112
Long-term portion of debt	183,751
Long-term financing obligations	73,793
Other long-term liabilities	13,609
Total liabilities	301,265

Partners’ Capital	14,545
Total liabilities and Partners’ capital	315,810

Non-GAAP Financial Measures of “EBITDA”, “Adjusted EBITDA” and “Distributable Cash Flow”

(Presented on a Pro Forma and / or Actual Basis)

We use the non-GAAP financial measures (computed on a pro forma and actual basis) of “EBITDA”, “Adjusted EBITDA” and “Distributable Cash Flow”, in this press release. EBITDA represents net income before deducting interest expense, income taxes, and depreciation and amortization. Adjusted EBITDA represents EBITDA as further adjusted to exclude the gain or loss on sale of assets and gain or loss on the extinguishment of debt. Distributable Cash Flow represents Adjusted EBITDA less cash interest expense, maintenance capital expenditures, and income tax expense. EBITDA, Adjusted EBITDA, and Distributable Cash Flow are used as supplemental financial measures by management and by external users of our financial statements, such as investors and lenders, to assess:

•                  our financial performance and /or liquidity measures without regard to financing methods, capital structure or income taxes;

•                  our ability to generate cash sufficient to make distributions to our unitholders; and,

•                  our ability to incur and service debt and to fund pro forma capital expenditures.

In addition, Adjusted EBITDA is used as a supplemental financial measure by management and these external users of our financial statements to assess the operating performance of our business on a consistent basis by excluding the impact of sales of our assets or gain or loss on extinguishment of debt which do not result directly from our wholesale distribution of motor fuel and /or our leasing of real property.

EBITDA, Adjusted EBITDA, and Distributable Cash Flow should not be considered alternatives to net income, net cash provided by operating activities, or any other measure of financial performance presented in accordance with GAAP. EBITDA, Adjusted EBITDA, and Distributable Cash Flow exclude some, but not all, items affecting net income and these measures may vary among other companies. Further, EBITDA, Adjusted EBITDA, and Distributable Cash Flow as presented below may not be comparable to similarly titled measures of other companies.

The following tables present reconciliations of both pro forma and actual EBITDA, pro forma and actual Adjusted EBITDA, and pro forma and actual Distributable Cash Flow - to pro forma and actual net income, respectively, from continuing operations for each of the periods indicated.

Reconciliation of Pro Forma (Loss) Net Income from Continuing Operations to Pro Forma EBITDA and Pro Forma Adjusted EBITDA

($ in thousands)

	Three Months	Twelve Months
	Ended	Ended
	December 31, 2012	December 31, 2012
	(unaudited)	(unaudited)
Pro Forma (Loss) net income from continuing operations	(1,064)	12,227
Plus:
Depreciation and amortization	4,269	15,705
Income tax expense	367	592
Interest expense	2,849	9,409
Pro Forma EBITDA	6,421	37,933
Less: Gain on sale of assets	(471)	(3,590)
Plus: Loss on extinguishment of debt	571	571
Pro Forma Adjusted EBITDA	6,521	34,914

Computation of Pro Forma Distributable Cash Flow ($ in thousands)

	Three Months	Twelve Months
	Ended	Ended
	Dec 31, 2012 (unaudited)	Dec 31, 2012 (unaudited)
Pro Forma Adjusted EBITDA	6,521	34,914
Less:
Cash interest expense	(2,205)	(7,817)
Maintenance capital expenditures	(725)	(1,989)
Income tax expense	(367)	(592)
Pro forma distributable cash flow	3,224	24,516

Reconciliation of Actual (Loss) Net Income from Continuing Operations to EBITDA and Adjusted EBITDA (unaudited)

($ in thousands)

	Lehigh Gas Partners, LP Period October 31, 2012 to December 31, 2012 (unaudited)	Lehigh Gas Entities (Predecessor) Period January 1, 2012 to October 30, 2012 (unaudited)	Combined Twelve Months Ended December 31, 2012 (unaudited)
(Loss) net income from continuing operations	(1,356)	2,805	1,449
Income (loss) from discontinued operations	—	309	309
Net Income	(1,356)	3,114	1,758
Plus:
Depreciation and amortization	2,551	13,823	16,374
Income tax expense	342	—	342
Interest expense (net)	1,926	11,415	13,341
EBITDA	3,463	28,352	31,815
Less: Gain on sale of assets	(471)	(3,119)	(3,590)
Plus: Loss on extinguishment of debt	—	571	571
Adjusted EBITDA	2,992	25,804	28,796

	Lehigh Gas Partners, LP Period October 31, 2012 to December 31, 2012 (unaudited)	Lehigh Gas Entities (Predecessor) Period October 1, 2012 to October 30, 2012 (unaudited)	Combined Three Months Ended December 31, 2012 (unaudited)
(Loss) net income from continuing operations	(1,356)	5,343	3,987
Income (loss) from discontinued operations	—	9	9
Net Income	(1,356)	5,352	3,996
Plus:
Depreciation and amortization	2,551	1,786	4,337
Income tax expense	342	—	342
Interest expense (net)	1,926	1,094	3,020
EBITDA	3,463	8,232	11,695
Less: Gain on sale of assets	(471)	—	(471)
Plus: Loss on extinguishment of debt	—	571	571
Adjusted EBITDA	2,992	8,803	11,795

Computation of Distributable Cash Flow ($ in thousands)

Lehigh Gas Partners, LP Period October 31, 2012 to December 31, 2012 (unaudited)
Adjusted EBITDA	2,992
Less:
Cash interest expense	(1,391)
Maintenance capital expenditures	(260)
Income tax expense	(342)
Distributable cash flow	999

Pro Forma Financial Results

As presented herein in this press release, the (unaudited) pro forma financial statements of the Partnership are derived from the Partnership’s (unaudited) historical combined financial statements as of and for the period January 1, 2012 to October 30 , 2012 and the Partnership’s (unaudited) consolidated financial statements  as of and for the period October 31, 2012 to December 31, 2012, and have been prepared to give effect to formation of the Partnership, the contribution of certain assets, liabilities, and /or equity interests of the Lehigh Gas Entities (Predecessor) to the Partnership, the new Partnership credit facility agreement, the Offering, and use of proceeds from the Offering and related transactions.

The (unaudited) pro forma statement of operations gives effect to the adjustments as if they had occurred beginning January 1, 2012 for the periods January 1, 2012 to October 30, 2012. The (unaudited) pro forma  statement of operations for the three months ended December 31, 2012 include the Predecessor (unaudited) pro forma statement of operations for the period October 1, 2012 to October 30, 2012 combined with the Partnership (unaudited) consolidated statement of operations for the period October 31, 2012 to December 31, 2012. The (unaudited) pro forma statement of operations for the twelve months ended December 31, 2012 include the Predecessor (unaudited) pro forma statement of operations for the period January 1, 2012 to October 30, 2012 combined with the Partnership (unaudited) consolidated statement of operations for the period October 31, 2012 to December 31, 2012. As more fully discussed below, the pro forma adjustments are based upon currently available information and certain estimates and assumptions; therefore, actual adjustments will differ from the pro forma adjustments.

In connection with the Offering, certain assets, liabilities, and /or equity interests of the Predecessor were contributed to the Partnership, and the Partnership began providing wholesale fuel distribution services for LGO, an affiliate of the Predecessor, and other, unrelated third-party customers. The assets, liabilities and results of operations of the Predecessor for periods prior to their actual contribution to the Partnership are presented as the Predecessor.

The (unaudited) pro forma financial statements of the Partnership should be read together with the historical combined financial statements of the Predecessor and the consolidated financial statements of the Partnership included in our Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the U.S. Securities and Exchange Commission. The (unaudited) pro forma financial statements of the Partnership were derived by making certain adjustments to the historical combined financial statements of the Predecessor for the periods January 1, 2012 to October 30, 2012 and were combined with the Partnership (unaudited) consolidated financial statements for the period October 31, 2012 to December 31, 2012. As noted above, the pro forma adjustments are based on currently available information and certain estimates and assumptions, therefore, the actual adjustments may differ from the pro forma adjustments. However, management believes the estimates and assumptions provide a reasonable basis for presenting the significant effects of the transactions (as discussed below) and the pro forma adjustments give appropriate effect to those estimates and assumptions and management believes they are properly applied in the (unaudited) pro forma financial statements. The (unaudited) pro forma financial statements are not necessarily indicative of the results that actually would have occurred if the Partnership had assumed the operations of the Predecessor on the dates indicated nor are they indicative of future results, in part because of the exclusion of various operating expenses.

The unaudited pro forma combined financial statements principally include the following transactions:

•      The contribution to the Partnership by the Predecessor of substantially all of its wholesale motor fuel distribution business, other than certain assets that do not fit our strategic or geographic plans, environmental indemnification assets, environmental reserve liabilities, and certain other assets and liabilities;

•      The contribution to the Partnership by the Predecessor of certain owned and leased properties;

•      The issuance and sale by the Partnership of 6,900,000 common units to the public, at $20.00 per common unit, with net proceeds to the Partnership of $125.7 million, after deducting the underwriters’ discount of 6.5% and a structuring fee of 0.5% ( from the $20.00 per common unit offering price) and $2.6 million of offering expenses;

•      The payment by the Partnership of an aggregate of $6.8 million of transactions costs related to the offering and the new credit facility;

•      The Partnership’s entry into a new credit facility agreement with a revolving credit facility, which was drawn in part upon the closing of the Offering; and,

•      U.S. federal and state income tax incurred by a taxable wholly-owned subsidiary of the Partnership.